                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

       This Amendment to Loan and Security Agreement (the "Amendment
Agreement") is made as of September 30, 2002 by and among ARIAD PHARMACEUTICALS, INC., a Delaware corporation (the "Borrower"), ARIAD CORPORATION, a Delaware corporation and a wholly-owned subsidiary of the Borrower (the "Lessee Subsidiary"), ARIAD GENE THERAPEUTICS, INC., a Delaware corporation which is controlled by the Borrower ("AGT" and, together with the Lessee Subsidiary, the "Subsidiaries", the Borrower and the Subsidiaries being referred to collectively herein as the "Companies"); and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association with an office at 100 Federal Street, Boston, Massachusetts (the "Bank").

                                    RECITALS

       A. The Companies and the Bank are parties to a Loan and Security Agreement dated as of September 23, 1992, as amended (as so amended and as hereafter amended, replaced, restated, supplemented, renewed or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement.

       B. The Companies and the Bank desire to (i) amend the debt ratio covenant in the Loan Agreement and (ii) amend certain other provisions of the Loan Agreement as hereinafter set forth.

       C. Subject to certain terms and conditions, the Bank is willing to make such amendments, as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration paid, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as to the following:

       I.     LOAN AGREEMENT.

         A. SECTION 7.21(b). Section 7.21(b) of the Loan Agreement is hereby amended to read in its entirety as follows:

         "(b) Debt Ratio. The Borrower shall maintain during each period set forth in the Table below a ratio of (i) Total Unsubordinated Indebtedness to (ii) the sum of Tangible Net Worth and Subordinated Indebtedness of not greater than the ratio set forth opposite such period in the Table below:

-----------------------------------------------------------   ---------------------
                              PERIOD                              MIMIMUM RATIO
-----------------------------------------------------------   ---------------------
September 23, 1992 through and including August 31, 2002             0.75:1.00
-----------------------------------------------------------   ---------------------
September 1, 2002 through and including November 30, 2002            0.95:1.00
-----------------------------------------------------------   ---------------------
December 1, 2002 and all times thereafter                            0.75:1.00
-----------------------------------------------------------   ---------------------

       B. REPORTING. Notwithstanding anything in Section 7.18 of the Loan Agreement to the contrary, with respect to the Borrower's consolidated financial statements for the month ended November 30, 2002, the Borrower will furnish to the Bank, as soon as available, but in any event not later than December 20, 2002, each of the financial statements required pursuant to Section 7.18(a) of the Loan Agreement.

       II. NO FURTHER AMENDMENTS. Except as specifically amended hereby, the Loan Agreement, the Pledge Agreement, the Patent Mortgage and the Leasehold Mortgage shall remain unmodified and in full force and effect and are hereby ratified and affirmed in all respects, and the indebtedness of the Companies to the Bank evidenced thereby and by the Note is hereby reaffirmed in all respects.

       III. CONFIRMATION OF SECURITY. Each of the Borrower, the Lessee Subsidiary and AGT hereby confirms that the terms "Liability" and "Liabilities", as defined in the Loan Agreement and the Pledge Agreement and the term "Obligations", as defined in the Patent Mortgage, include the obligations of the Companies under the Note.

       IV. CERTAIN REPRESENTATIONS. As a material inducement to the Bank to enter into this Amendment Agreement, each of the Borrower, the Lessee Subsidiary and AGT hereby represents and warrants to the Bank (which representations and warranties shall survive the delivery hereof), after giving effect hereto, as follows:

       A. The execution and delivery of this Amendment Agreement have been duly authorized by all requisite corporate action on the part of each of the Companies.

       B. No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of any Company from that disclosed in the financial statements most recently furnished to the Bank. No Event of Default has occurred and is continuing.

       C. None of the Companies is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment Agreement.

       D. This Amendment Agreement constitutes the legal, valid and binding obligation of the Companies, enforceable against each of them in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

       V.     MISCELLANEOUS.

       A. As provided in SECTION 10.8 of the Loan Agreement, the Borrower and the Subsidiaries agree to reimburse the Bank upon demand for all reasonable fees and disbursements of counsel to the Bank incurred in connection with the preparation hereof.

       B. This Amendment Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

       C. This Amendment Agreement may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

       D. The obligations of the Borrower and the Subsidiaries under this Amendment Agreement and the Note shall be joint and several in nature.

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                                      -3-

      Executed as a sealed instrument as of the date first set forth above.

                                                          ("Borrower")
                                                  ARIAD PHARMACEUTICALS, INC.

                                                  By: /s/ Harvey Berger
                                                      -----------------------
                                                      Name:  Harvey J. Berger
                                                      Title: Chairman & CEO

                                                  ARIAD CORPORATION

                                                  By: /s/ Harvey Berger
                                                      -----------------------
                                                      Name:  Harvey J. Berger
                                                      Title: CEO & President

                                                  ARIAD GENE THERAPEUTICS, INC.

                                                  By: /s/ Harvey Berger
                                                      -----------------------
                                                      Name:  Harvey J. Berger
                                                      Title: Chairman & CEO

("Bank")
 FLEET NATIONAL BANK

("By: /s/ Karen M. Kinsella
     -----------------------------
     Name:  Karen M. Kinsella
     Title: Senior Vice President

                                      -4-